SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	April 28, 2004
(Date of earliest event reported)	April 28, 2004

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-6581	35-1977746
(Commission File Number)	(I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana	46545
(Address of principal executive offices)	(Zip Code)

(800) 890-2798
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated April 28, 2004

Item 12. Results of Operations and Financial Condition

On April 28, 2004, St. Joseph Capital Corporation issued a press release announcing its earnings for the quarter ended March 31, 2004. The news release is attached as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION
Dated: April 28, 2004	By:	/s/ Mark E. Secor
Mark E. Secor
Senior Vice President and Chief Financial Officer

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